SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): July 27, 2004


                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,
    on behalf of the GMAC Mortgage Pass-Through Certificates, Series 2004-AR2
    -------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware              333-110437-23          41-1955181
(State or Other Jurisdiction of    (Commission        (I.R.S. Employer
         Incorporation)             File Number)      Identification No.)



           8400 Normandale Lake Blvd., Suite 250 Minneapolis, MN 55437
           -----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)
-------------------------------------------------------------------------------

        Registrant's telephone number, including area code (612) 857-7000
                                                                --------------

Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

        10.1 Pooling and Servicing Agreement, dated as of July 27, 2004, among Residential Asset Mortgage Products, Inc., as company, GMAC Mortgage Corporation, as servicer, and JPMorgan Chase Bank, as trustee.

        10.2 Mortgage Loan Purchase Agreement, dated as of July 27, 2004 by and between GMAC Mortgage Corporation, as seller, and Residential Asset Mortgage Products, Inc., as purchaser.

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.



                               By:     /s/Patricia Taylor
                                  ----------------------------------
                               Name:     Patricia Taylor
                               Title:    Vice President



Dated:  July 27, 2004

                                 EXHIBIT INDEX

Exhibit No.           Description of Exhibit

10.1 Pooling and Servicing Agreement, dated as of July 27, 2004, among Residential Asset Mortgage Products, Inc., as company, GMAC Mortgage Corporation, as servicer, and JPMorgan Chase Bank, as trustee.

10.2 Mortgage Loan Purchase Agreement, dated as of July 27, 2004, by and between GMAC Mortgage Corporation, as seller, and Residential Asset Mortgage Products, Inc., as purchaser.